UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2017

Midstates Petroleum Company, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The description of the Amendment (as defined below), described under Item 5.02 is incorporated in this Item 1.01 by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective as of August 22, 2017, Midstates Petroleum Company, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its executive employment agreement with Frederic F. Brace, the Company’s President and Chief Executive Officer, originally effective October 21, 2016 (as amended, the “Agreement”).

The Amendment (i) extends the term of the Agreement until April 21, 2018 (the “Termination Date”), (ii) revises the duties of Mr. Brace to include service in a transitional capacity following the appointment by the Company of a replacement President and Chief Executive Officer, (iii) removes the obligation of the Company to pay an annual bonus to Mr. Brace from and after October 21, 2017 and (iv) limits the Company’s severance obligations to Mr. Brace following October 21, 2017, in the event of a qualifying termination of employment, to (a) a cash amount equal to the remaining base salary payable to Mr. Brace through the Termination Date, (b) continuation of welfare benefits through the Termination Date and (c) certain post-termination welfare benefits.  In addition, the Amendment provides that on October 21, 2017, the conclusion of the original term of the Agreement, Mr. Brace will be entitled to receive a pro-rata portion of his target bonus in respect of 2017 and all of his outstanding equity-based awards will vest.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On August 25, 2017, the Company issued a press release disclosing the Amendment described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to Executive Employment Agreement, dated as of August 22, 2017, by and between Midstates Petroleum Company, Inc. and Frederic F. Brace.

99.1	Press Release, dated August 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: August 25, 2017

	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Vice President - General Counsel & Corporate Secretary

Item 9.01                                           Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to Executive Employment Agreement, dated as of August 22, 2017, by and between Midstates Petroleum Company, Inc. and Frederic F. Brace.

99.1	Press Release, dated August 25, 2017.